Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Nature of Operations:  Marsh & McLennan Companies, Inc. (the "Company"), a global professional services firm, is organized based on the different services that it offers. Under this structure, the Company’s two business segments are Risk and Insurance Services and Consulting.
The Risk and Insurance Services segment provides risk management solutions, services, advice and insurance broking, reinsurance broking and insurance program management services for businesses, public entities, insurance companies, associations, professional services organizations, and private clients. The Company conducts business in this segment through Marsh and Guy Carpenter.
The Company conducts business in its Consulting segment through Mercer and Oliver Wyman Group. Mercer provides consulting expertise, advice, services and solutions in the areas of health, retirement, talent and investments. Oliver Wyman Group provides specialized management and economic and brand consulting services.
Acquisitions impacting the Risk and Insurance Services and Consulting segments are discussed in Note 4 below.
Principles of Consolidation:  The accompanying consolidated financial statements include all wholly-owned and majority-owned subsidiaries. All significant inter-company transactions and balances have been eliminated.
Fiduciary Assets and Liabilities:  In its capacity as an insurance broker or agent, generally the Company collects premiums from insureds and after deducting its commissions, remits the premiums to the respective insurance underwriters. The Company also collects claims or refunds from underwriters on behalf of insureds. Unremitted insurance premiums and claims proceeds are held by the Company in a fiduciary capacity. Risk and Insurance Services revenue includes interest on fiduciary funds of $39 million, $26 million and $21 million in 2017, 2016 and 2015, respectively. The Consulting segment recorded fiduciary interest income of $4 million, $3 million and $4 million in 2017, 2016 and 2015, respectively. Since fiduciary assets are not available for corporate use, they are shown in the consolidated balance sheets as an offset to fiduciary liabilities.
Net uncollected premiums and claims and the related payables were $6.8 billion and $7 billion at December 31, 2017 and 2016, respectively. The Company is not a principal to the contracts under which the right to receive premiums or the right to receive reimbursement of insured losses arises. Accordingly, net uncollected premiums and claims and the related payables are not assets and liabilities of the Company and are not included in the accompanying consolidated balance sheets.
In certain instances, the Company advances premiums, refunds or claims to insurance underwriters or insureds prior to collection. These advances are made from corporate funds and are reflected in the accompanying consolidated balance sheets as receivables.
Mercer manages approximately $227 billion of assets in trusts or funds for which Mercer’s management or trustee fee is not considered a variable interest, since the fees are commensurate with the level of effort required to provide those services. Mercer is not the primary beneficiary of these trusts or funds. Mercer’s maximum exposure to loss of its interests is, therefore, limited to collection of its fees.
Revenue:  Risk and Insurance Services revenue includes insurance commissions, fees for services rendered and interest income on certain fiduciary funds. Insurance commissions and fees for risk transfer services generally are recorded as of the effective date of the applicable policies or, in certain cases (primarily in the Company's reinsurance broking operations), as of the effective date or billing date, whichever is later. A reserve for policy cancellation is provided based on historic and current data on cancellations. Consideration for fee arrangements covering multiple insurance placements, the provision of risk management and/or other services is allocated to all deliverables on the basis of the relative selling prices. Fees for non-risk transfer services provided to clients are recognized over the period in which the services are provided, using a proportional performance model. Fees resulting from achievement of certain performance thresholds are recorded when such levels are attained and such fees are not subject to forfeiture.
Consulting revenue includes fees paid by clients for advice and services and commissions from insurance companies for the placement of individual and group contracts. Fee revenue for engagements where remuneration is based on time plus out-of-pocket expenses is recognized based on the amount of time consulting professionals expend on the engagement. For fixed fee engagements, revenue is recognized using a proportional performance model. Revenue from insurance commissions not subject to a fee arrangement is recorded over the effective period of the applicable policies. Revenue for asset based fees is recognized on an accrual basis by applying the daily/monthly rate as contractually agreed with the client to the applicable net asset value. On a limited number of engagements, performance fees may also be earned for achieving certain prescribed performance criteria. Such fees are recognized when the performance criteria have been achieved and, when required, agreed to by the client. Reimbursable expenses incurred by professional staff in the generation of revenue and sub-advisory fees related to the majority of funds in the investment management business are included in revenue and the related expenses are included in other operating expenses.
Cash and Cash Equivalents:  Cash and cash equivalents primarily consist of certificates of deposit and time deposits, with original maturities of three months or less, and money market funds. The estimated fair value of the Company's cash and cash equivalents approximates their carrying value. The Company is required to maintain operating funds primarily related to regulatory requirements outside the United States or as collateral under captive insurance arrangements. At December 31, 2017, the Company maintained $187 million related to these regulatory requirements.
Fixed Assets:  Fixed assets are stated at cost less accumulated depreciation and amortization. Expenditures for improvements are capitalized. Upon sale or retirement of an asset, the cost and related accumulated depreciation and amortization are removed from the accounts and any gain or loss is reflected in income. Expenditures for maintenance and repairs are charged to operations as incurred.
Depreciation of buildings, building improvements, furniture, and equipment is provided on a straight-line basis over the estimated useful lives of these assets. Furniture and equipment is depreciated over periods ranging from three to ten years. Leasehold improvements are amortized on a straight-line basis over the periods covered by the applicable leases or the estimated useful life of the improvement, whichever is less. Buildings are depreciated over periods ranging from thirty to forty years. The Company periodically reviews long-lived assets for impairment whenever events or changes indicate that the carrying value of assets may not be recoverable.
The components of fixed assets are as follows:

December 31,
(In millions of dollars)	2017	2016
Furniture and equipment	$1,179	$1,113
Land and buildings	385	389
Leasehold and building improvements	974	906
	2,538	2,408
Less-accumulated depreciation and amortization	(1,826)	(1,683)
	$712	$725

Investments:  The Company holds investments in certain private equity funds. Investments in private equity funds are accounted for under the equity method of accounting using a consistently applied three-month lag period adjusted for any known significant changes from the lag period to the reporting date of the Company. The underlying private equity funds follow investment company accounting, where investments within the fund are carried at fair value. Investment gains or losses for its proportionate share of the change in fair value of the funds are recorded in earnings. Investments using the equity method of accounting are included in other assets in the consolidated balance sheets.
In 2017, the Company recorded investment income of $15 million compared to less than $1 million in 2016 and $38 million in 2015. The investment income in 2015 was primarily due to general partner carried interest from the Company's investment in Trident III, which was substantially liquidated in 2015.
Goodwill and Other Intangible Assets:  Goodwill represents acquisition costs in excess of the fair value of net assets acquired. Goodwill is reviewed at least annually for impairment. The Company performs an annual impairment test for each of its reporting units during the third quarter of each year. When a step 1 test is performed, fair values of the reporting units are estimated using either a market approach or a discounted cash flow model. Carrying values for the reporting units are based on balances at the prior quarter end and include directly identified assets and liabilities as well as an allocation of those assets and liabilities not recorded at the reporting unit level. As discussed in Note 5, the Company may elect to assess qualitative factors to determine if a step 1 test is necessary. Other intangible assets, which primarily consist of acquired customer lists, that are not deemed to have an indefinite life, are amortized over their estimated lives, typically ranging from 10 to 15 years, and reviewed for impairment upon the occurrence of certain triggering events in accordance with applicable accounting literature. The Company had no indefinite lived identified intangible assets at December 31, 2017 and 2016.
Capitalized Software Costs:  The Company capitalizes certain costs to develop, purchase or modify software for the internal use of the Company. These costs are amortized on a straight-line basis over periods ranging from 3 to 10 years. Costs incurred during the preliminary project stage and post implementation stage, are expensed as incurred. Costs incurred during the application development stage are capitalized. Costs related to updates and enhancements are only capitalized if they will result in additional functionality. Capitalized computer software costs of $488 million and $482 million, net of accumulated amortization of $1.3 billion and $1.1 billion at December 31, 2017 and 2016, respectively, are included in other assets in the consolidated balance sheets.
Legal and Other Loss Contingencies:  The Company and its subsidiaries are subject to a significant number of claims, lawsuits and proceedings including claims for errors and omissions ("E&O"). The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires that a liability be recorded when a loss is both probable and reasonably estimable. Significant management judgment is required to apply this guidance. The Company utilizes case level reviews by inside and outside counsel, an internal actuarial analysis by Oliver Wyman Group, a subsidiary of the Company, and other methods to estimate potential losses. The liability is reviewed quarterly and adjusted as developments warrant. In many cases, the Company has not recorded a liability, other than for legal fees to defend the claim, because we are unable, at the present time, to make a determination that a loss is both probable and reasonably estimable. Given the unpredictability of E&O claims and of litigation that could flow from them, it is possible that an adverse outcome in a particular matter could have a material adverse effect on the Company’s businesses, results of operations, financial condition or cash flow in a given quarterly or annual period.
In addition, to the extent that insurance coverage is available, significant management judgment is required to determine the amount of recoveries that are probable of collection under the Company’s various insurance programs.
The legal and other contingent liabilities described above are not discounted.
Income Taxes:  The Company's effective tax rate reflects its income, statutory tax rates and tax planning in the various jurisdictions in which it operates. Significant judgment is required in determining the annual tax provision and in evaluating uncertain tax positions and the ability to realize deferred tax assets.
Specific considerations related to the enactment of U.S. tax reform are discussed in more detail in Note 6 to the consolidated financial statements.
The Company reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company determines whether it is more likely than not that a tax position will be sustained upon tax examination, including resolution of any related appeals or litigation, based on only the technical merits of the position. The technical merits of a tax position derive from both statutory and judicial authority (legislation and statutes, legislative intent, regulations, rulings, and case law) and their applicability to the facts and circumstances of the tax position. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority. Uncertain tax positions are evaluated based upon the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, de-recognition, and measurement. Adjustments may result, for example, upon resolution of an issue with the taxing authorities, or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense.
Tax law may require items be included in the Company's tax returns at different times than the items are reflected in the financial statements. As a result, the annual tax expense reflected in the consolidated statements of income is different than that reported in the income tax returns. Some of these differences are permanent, such as expenses that are not deductible in the returns, and some differences are temporary and reverse over time, such as depreciation expense. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in tax returns in future years for which benefit has already been recorded in the financial statements. Valuation allowances are established for deferred tax assets when it is estimated that future taxable income will be insufficient to use a deduction or credit in that jurisdiction. Deferred tax liabilities generally represent tax expense recognized in the financial statements for which payment has been deferred, or expense for which a deduction has been taken already in the tax return but the expense has not yet been recognized in the financial statements.
Derivative Instruments:  All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. The fair value of the derivative is recorded in the consolidated balance sheet in other receivables or accounts payable and accrued liabilities. The change in the fair value of a derivative is recorded in the consolidated statement of income in other operating expenses. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Changes in the fair value attributable to the ineffective portion of cash flow hedges are recognized in earnings.
Concentrations of Credit Risk:  Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, commissions and fees receivable and insurance recoverables. The Company maintains a policy providing for the diversification of cash and cash equivalent investments and places its investments in a large number of high quality financial institutions to limit the amount of credit risk exposure. Concentrations of credit risk with respect to receivables are generally limited due to the large number of clients and markets in which the Company does business, as well as the dispersion across many geographic areas.
Per Share Data: Basic net income per share attributable to the Company and income from continuing operations per share are calculated by dividing the respective after-tax income attributable to common shares by the weighted average number of outstanding shares of the Company’s common stock.
Diluted net income per share attributable to the Company and income from continuing operations per share are calculated by dividing the respective after-tax income attributable to common shares by the weighted average number of outstanding shares of the Company’s common stock, which have been adjusted for the dilutive effect of potentially issuable common shares. Reconciliations of the applicable components used to calculate basic and diluted EPS - Continuing Operations are presented below. The reconciling items related to the EPS calculation are the same for both basic and diluted EPS.

Basic and Diluted EPS Calculation - Continuing Operations
(In millions, except per share figures)	2017	2016	2015
Net income from continuing operations	$1,510	$1,795	$1,636
Less: Net income attributable to non-controlling interests	20	27	37
	$1,490	$1,768	$1,599
Basic weighted average common shares outstanding	513	519	531
Dilutive effect of potentially issuable common shares	6	5	5
Diluted weighted average common shares outstanding	519	524	536
Average stock price used to calculate common stock equivalents	$77.30	$63.51	$56.27

There were 10.2 million, 13.2 million and 14.8 million stock options outstanding as of December 31, 2017, 2016 and 2015, respectively.
Estimates:  GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may vary from those estimates.
New Accounting Pronouncements Recently Adopted:
In October 2016, the FASB issued new guidance which changes the evaluation of whether a reporting entity is the primary beneficiary of a variable interest entity by changing how a reporting entity that is a single decision maker of a variable interest entity treats indirect interests in the entity held through related parties that are under common control with the reporting entity. If a reporting entity satisfies the first characteristic of a primary beneficiary (such that it is the single decision maker of a variable interest entity), the new guidance requires that reporting entity, in determining whether it satisfies the second characteristic of a primary beneficiary, include all of its direct variable interest in a variable interest entity and, on a proportionate basis, its indirect variable interests in a variable interest entity held through related parties, including related parties that are under common control with the reporting entity. The adoption of this guidance did not have a significant impact on its financial position, results of operations and statement of cash flows.
In April 2016, the FASB issued new guidance which simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classification in the statement of cash flows. The new guidance requires that companies record all excess tax benefits and tax deficiencies as an income tax benefit or expense in the income statement and classify excess tax benefits as an operating activity in the statement of cash flows. The Company adopted this new guidance prospectively, effective January 1, 2017 and prior periods have not been adjusted. For the year ended December 31, 2017, the adoption of this new standard reduced income tax expense in the consolidated statement of income by approximately $79 million. For the years ended December 31, 2016 and 2015, the Company recorded an excess tax benefit of $44 million and $53 million, respectively, as an increase to equity in its consolidated balance sheets, which was reflected as cash provided by financing activities in the consolidated statements of cash flows.
In March 2016, the FASB issued new guidance which eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investment had been held. The amendments require that the equity method investor add the cost of acquiring the additional interest in the investee to the current basis of the investor’s previously held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting. Therefore, upon qualifying for the equity method of accounting, no retroactive adjustment of the investment is required. The amendments require that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. The new guidance is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The guidance was adopted on January 1, 2017 and did not have an impact on the Company's financial position or results of operations.
In September 2015, the FASB issued new guidance intended to simplify the accounting for adjustments made to provisional amounts recognized in business combinations. The guidance requires the acquirer to recognize adjustments to estimated amounts that are identified during the measurement period in the reporting period in which the adjustments are determined, and to record, in the same period's financial statements, the effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of the change to the estimated amounts, calculated as if the accounting had been completed as of the acquisition date. The guidance also requires additional disclosures required for the amounts recorded in current period earnings arising from such adjustments. The guidance was adopted on January 1, 2016 and did not have a material impact on the Company's financial position or results of operations.
In May 2015, the FASB issued new guidance which removes the requirement to present certain investments for which the practical expedient is used to measure fair value at net asset value within the fair value hierarchy table. Instead, an entity is required to include those investments as a reconciling item so that the total fair value amount of investments in the disclosure is consistent with the fair value investment balance in the consolidated balance sheets. This guidance is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The adoption of this new guidance affected footnote disclosure only, and therefore did not have a material impact on the Company's financial position or results of operations.
In February 2015, the FASB issued new accounting guidance intended to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations and securitization structures. The guidance focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. The guidance is effective for periods beginning after December 15, 2015. The adoption of this guidance did not have a material impact on the Company's financial statements.
In January 2015, the FASB issued new accounting guidance that eliminated the concept of extraordinary items. The guidance is effective for annual periods beginning after December 15, 2015. Adoption of the guidance did not materially affect the Company's financial condition, results of operations or cash flows.
New Accounting Pronouncements Effective January 1, 2018:
New Revenue Recognition Pronouncement
In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company adopted the new guidance effective January 1, 2018, using the modified retrospective method, which applies the new guidance beginning with the year of adoption, with the cumulative effect of initially applying the guidance recognized as an adjustment to retained earnings at January 1, 2018. The Company elected to apply the modified retrospective method to all contracts.
The guidance includes requirements to estimate variable or contingent consideration to be received, which will result in revenue being recognized earlier than under legacy GAAP. In addition, the guidance requires the capitalization and amortization of certain costs which were expensed as incurred under legacy GAAP. As discussed in more detail below, the adoption of this new revenue recognition standard will shift revenue among quarters from historical patterns, but is not expected to have a significant year-over-year impact on annual revenue.
In the Risk and Insurance Services segment, there will be significant movement in the quarterly timing of revenue recognition. In particular, under the new standard the recognition of revenue in the Company’s reinsurance broking operations will be accelerated from historical patterns. Prior to the adoption of this standard, revenue related to most reinsurance placements was recognized on the later of billing or effective date as premiums are determined by the primary insurers and attached to the reinsurance treaties.
Typically, this resulted in revenue being recognized over a 12 to 24 month period. Under the new guidance, estimated revenue from these treaties will be recognized largely at the policy effective date. In the insurance brokerage operations, revenue from commission based arrangements will continue to be recorded at the policy effective date, while the timing of revenue recognition for certain fee based arrangements will shift among quarters. However, since the vast majority of our fee arrangements involve contracts that cover a single year of services, the Company does not expect there will be a significant change in the amount of revenue recognized in an annual period.
In the Risk and Insurance Services segment, certain pre-placement costs will be deferred and amortized into earnings when the revenue from the placement is recognized. These costs were previously expensed as incurred. As such, the Company expects the recognition of costs to shift among quarters.
In the Consulting segment, the adoption of the new revenue standard will not have a significant impact on the timing of revenue recognition in quarterly or annual periods.
In its Consulting segment, the Company incurs implementation costs necessary to facilitate the delivery of the contracted services. Although certain implementation costs are deferred under current GAAP, the Company has concluded that certain additional implementation costs currently expensed under legacy GAAP will be deferred under the new guidance. In addition, the amortization period for these implementation costs will be longer under the new guidance as the amortization period will include the initial contract term plus expected renewals. Currently, deferred implementation costs are amortized over the initial contract term.
The cumulative effect of adopting the standard, net of tax, on January 1, 2018 are expected to result in an increase to the opening balance of retained earnings of approximately $325 million to $425 million, with offsetting increases/decreases to other balance sheet accounts, e.g. accounts receivable, other assets and deferred income taxes. The comparative information and prior periods will not be restated and will continue to be reported under the legacy accounting standards that were in effect for those periods.
Change in Presentation of Net Periodic Retirement Benefit Credits:
Effective January 1, 2018, the Company adopted the new guidance that changes the presentation of net periodic pension cost and net periodic postretirement cost (''net periodic benefit costs"). The new guidance requires employers to report the service cost component of net periodic benefit costs in the same line item as other compensation costs in the income statement. The other components of net periodic benefit costs are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. Accordingly, the consolidated statements of income and notes 7 and 15 to the consolidated financial statements have been updated to reflect the retrospective adoption of this standard.
Other Standards Adopted Effective January 1, 2018
In January 2016, the FASB issued new guidance intended to improve the recognition and measurement of financial instruments. The new guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income; requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes; requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (i.e., securities or loans and receivables) on the balance sheet or the accompanying notes to the financial statements; eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet; and requires a reporting organization to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (also referred to as "own credit") when the organization has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company holds certain equity investments that are currently treated as available for sale securities, whereby the mark to market change is recorded to other comprehensive income in its consolidated balance sheet. The Company adopted the new accounting guidance prospectively, effective January 1, 2018, recording a cumulative-effect adjustment increase to retained earnings as of the beginning of the period of adoption of $14 million, reflecting the reclassification of cumulative unrealized gains, net of tax as of December 31, 2017 from other comprehensive income to retained earnings. Therefore, prior periods have not been restated.
In October 2016, the FASB also issued new guidance which requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. The new guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The new guidance must be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The Company adopted the new guidance prospectively, effective January 1, 2018, recording a cumulative-effect adjustment increase to retained earnings of approximately $15 million as of the beginning of the period of adoption.
In November 2016, the FASB issued new guidance which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The guidance must be applied retrospectively to all periods presented. Early adoption is permitted. The adoption of this guidance did not impact the Company's consolidated balance sheets or consolidated statements of cash flows.
In August 2016, the FASB issued new guidance which adds or clarifies guidance on the classification of certain cash receipts and payments in the statement of cash flows, including cash payments for debt prepayments or debt extinguishment costs, contingent consideration payments made after a business combination and distributions received from equity method investees. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The guidance must be applied retrospectively to all periods presented unless retrospective application is impracticable. The adoption of this guidance did not impact the Company's consolidated statements of cash flows.
In January 2017, the FASB issued guidance which clarifies the definition of a business in order to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods. The Company does not expect the adoption of this standard to have an impact on the Company's financial position or results of operations.
New Accounting Pronouncements Not Yet Adopted:
In January 2017, the FASB issued new guidance to simplify the test for goodwill impairment. The new guidance eliminates the second step in the current two-step goodwill impairment process, under which a goodwill impairment loss is measured by comparing the implied fair value of a reporting unit's goodwill with the carrying amount of that goodwill for that reporting unit. The new guidance requires a one-step impairment test, in which the goodwill impairment charge is based on the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The guidance should be applied on a prospective basis with the nature of and reason for the change in accounting principle disclosed upon transition. The guidance is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company does not expect the adoption of this standard to have a material impact on its financial position or results of operations.
In February 2016, the FASB issued new guidance intended to improve financial reporting for leases. Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a financing or operating lease. However, unlike current GAAP, which requires that only capital leases be recognized on the balance sheet, the new guidance requires that both types of leases be recognized on the balance sheet. The new guidance will require additional disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. These disclosures include qualitative and quantitative requirements, and additional information about the amounts recorded in the financial statements. The accounting by organizations that own the assets ("lessor") leased by the lessee will remain largely unchanged from current GAAP. However, the guidance contains targeted improvements that are intended to align, where necessary, lessor accounting with the lessee accounting model. The new guidance on leases is effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early application is permitted. The Company is currently evaluating the impact the adoption of the guidance will have on its financial position and results of operations, but expects material "right to use" assets and lease liabilities to be recorded on its consolidated balance sheets.